Partnership with Community Financial Corporation August 2, 2012

Forward Looking Statements This presentation contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing from those projected in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the business of City and Community may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Community may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which City and Community are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in City’s and Community’s markets could adversely affect operations; (10) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (11) the economic slowdown could continue to adversely affect credit quality and loan originations; and (12) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in City’s reports (such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov). *

Additional Information In connection with the proposed Merger City will file a registration statement on Form S-4 concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical. Community will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders. COMMUNITY SHAREHOLDERS ARE URGED TO READ SUCH PROXY AND REGISTRATION STATEMENTS REGARDING THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THESE WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain all documents filed with the SEC by City free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by City will be available free of charge from the Corporate Secretary of City Holding Company, 25 Gatewater Road, Cross Lanes, West Virginia 25301, telephone (304) 769-1100 or from the Corporate Secretary of Community, 38 North Central Avenue, Staunton, Virginia 24401. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing City’s website at www.bankatcity.com under the tab “Investor Relations” and then under the heading “Documents. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the Merger. City, Community, and their respective officers may be deemed to be participants in the solicitation of proxies from the shareholders of Community in connection with the Merger. Information about the directors and executive officers of Community and their ownership of Community common stock is set forth in Community’s most recent proxy statement and Form 10-K as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at Community’s address in the preceding paragraph. Information about the directors and executive officers of City is set forth in City’s most recent proxy statement and Form 10-K filed with the SEC and available at the SEC’s Internet site and from City at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. *

Overview of Transaction Terms * Based on CHCO’s closing price of $32.66 as of 8/1/12 Based on CFFC’s reported tangible book value per share of $8.66 as of 3/31/12

Transaction Rationale Adjacent market acquisition of a Staunton, Virginia based community bank Established client base through acquisition of an 84 year old franchise Natural extension of branch network along the I-81 corridor and provides entry into the Virginia Beach – Norfolk – Newport News, VA-NC MSA Strong market position in the Shenandoah Valley Region Higher Growth markets than CHCO’s core franchise Strong lending franchise balances CHCO’s deep deposit franchise Strategic Rationale Financially Compelling Similar Cultures Low Risk Immediately and meaningfully accretive to EPS Excellent utilization of excess capital IRR exceeds internal thresholds Maintains our well capitalized position Pro forma tangible common equity ratio greater than 8.0% Minimal initial tangible book value dilution and short earn back period Concerted and similar focus by CHCO and CFFC on community banking We both bank in small town markets Integration risk mitigated through conservative cost savings assumptions and no branch overlap Disciplined approach to integration *

Overview of Community Financial Founded in 1928 Situated along the 1-81 Corridor in the Shenandoah Valley and in Virginia Beach Thrift Charter subject to regulation by the OCC Community Financial Highlights 9 branches in Shenandoah Valley Region 2 branches in Hampton Roads Region Staunton Richmond Virginia Beach Source: SNL Financial Financial data as of 3/31/12 * Washington D.C. Roanoke

Logical Expansion into Strong Markets Attractive Virginia markets Community Financial’s markets represent high-growth regions to bolster City’s core markets Improvement in demographic position Enhances market presence in Virginia CHCO – 73 branches CFFC – 11 branches Source: SNL Financial, Bureau of Labor Statistics Regional unemployment as of May 2012; local unemployment data is not seasonally adjusted Market Drivers Pro Forma Footprint Low Unemployment * Columbus Cincinnati Akron Louisville Washington D.C. Richmond Virginia Beach Charleston Lexington

Pro Forma Market Demographics ’11-’16 Projected Population Growth (%) ’11-’16 Projected Median HHI Growth (%) 2016 Projected Median HHI ($) Source: SNL Financial Deposit data as of 6/30/11 Population and medium household income are deposit weighted by county Projected Population Growth CHCO CFFC *

Market Position Note: Grey highlight indicates original market, yellow highlight indicates market expansion as a result of the acquisition of Virginia Savings Bancorp, Inc., and green highlight indicates market expansion as a result of the acquisition of Community Financial Corporation *

Branches and Deposit Market Share Staunton-Waynesboro, VA MSA Staunton Verona Stuart’s Draft Staunton Source: SNL Financial Deposit data as of 6/30/11 * Virginia Beach-Norfolk-Newport News MSA

Financial Impact Key Transaction Assumptions Pro Forma Impact Approximately 9% accretive to earnings Tangible book value earnback period of approximately 2 years No preferred dividend payments Leverage Ratio: 8.6% TCE / TA: 8.2% *

Yield on Total Loans: 5.46% Yield on Total Loans: 4.61% (3) Pro Forma Loan Portfolio Source: SNL Financial Data as of or for the three months ended 3/31/12 Pro forma for acquisition of Virginia Savings Bancorp, Inc.; excludes purchase accounting adjustments Excludes purchase accounting adjustments Data as of the three months ended 6/30/12 CHCO (1) CFFC Pro Forma (2) *

Cost of Total Deposits: 0.65% (2) Cost of Total Deposits: 0.77% Source: SNL Financial Data as of or for the three months ended 3/31/12 Pro forma for pending acquisition of Virginia Savings Bancorp, Inc.; excludes purchase accounting adjustments Data as of the three months ended 6/30/12 CHCO (1) CFFC Pro Forma Pro Forma Deposit Composition *

Due Diligence Process Due Diligence Overview Due diligence team of 10 people over 5 days Included 2 individuals from a third party loan review team Reviewed 100% of lending relationships with at least $1.0 million in aggregate loans outstanding Reviewed nearly all nonaccrual, substandard and special mention loans OREO properties thoroughly reviewed and marked 17.3% Credit risk is manageable and well understood CFFC Loan Portfolio: Estimated Credit Mark * Source: SNL Financial and Company documents

CHCO provides for a better long-term return free of regulatory burden of smaller community banks Annual CHCO dividend payout of $1.1 million versus no dividend today Enhanced liquidity Expected repayment of TARP stock Shareholders Customers Employees Benefits to CFFC Stakeholders Both banks have strong cultures as community banks Enhanced products & services CFFC can return to more active lending and reduce focus on loan workouts Enhanced and growing network of locations Similar cultures Most employees will remain with the company and enjoy enhanced career opportunities CHCO’s status as one of the best performing community banks in the US increased career stability for employee *

Execution of our growth strategy into attractive, neighboring markets Financially attractive to all constituents Meets our internal return thresholds Proven regional banking franchise Summary *